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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 28, 2001, on our audit of the consolidated financial statements of Behavioral Healthcare Corporation, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-110117) and related Prospectus of Ardent Health Services LLC.

                                          /s/ ERNST & YOUNG LLP
Nashville, Tennessee
January 26, 2004
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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 16, 2003, on our audit of the consolidated financial statements of St. Joseph Healthcare System and Subsidiaries, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-110117) and related Prospectus of Ardent Health Services LLC.

                                          /s/ ERNST & YOUNG LLP
Nashville, Tennessee
January 26, 2004

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 30, 2003, on our audit of the financial statements of Samaritan Hospital (A Division of CHCK, Inc.), in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-110117) and related Prospectus of Ardent Health Services LLC.

                                          /s/ ERNST & YOUNG LLP
Nashville, Tennessee
January 26, 2004

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 15, 2003, on our audit of the financial statements of Baton Rouge Health System, LLC, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-110117) and related Prospectus of Ardent Health Services LLC.

                                          /s/ ERNST & YOUNG LLP
Nashville, Tennessee
January 26, 2004